                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   Form 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 16, 2000


                        Annapolis National Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                          0-22961                           52-1648903
           --------                          -------                           ----------
(State or other Jurisdiction of        (Commission File No.)       (I.R.S. Employer Identification
 incorporation)                                                    No.)

            180 Admiral Cochrane Drive Suite 300,                                 21401
            -------------------------------------                                 -----
                      Annapolis, Maryland                                       (Zip Code)
                      -------------------
            (Address of Principal executive offices)


       Registrant's telephone number, including area code: (410) 224-4455





                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 4.  Changes in Control of Registrant's Certifying Accountant.
-------  ---------------------------------------------------------

     (a) Previous independent accountants.

     (i) On March 16, 2000 Annapolis National Bancorp, Inc. (the "Registrant") dismissed Rowles & Company, LLP ("Rowles") as the Registrant's independent accountants and has engaged Stegman & Company as its independent accountants.

     (ii) Rowles' reports on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     (iii) The decision to change independent accountants was approved by the Registrant's Board of Directors and its Audit Committee.

     (iv) During the Registrant's fiscal years ending December 31, 1998 and December 31, 1999 and the subsequent interim period preceding the dismissal, there were no disagreements with Rowles on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Rowles, would have caused Rowles to make reference to the subject matter of the disagreement(s) in connection with their report.

     (v) During the periods listed in item (iv) above, there have been no "reportable events" (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

     (vi) The Registrant has provided Rowles with a copy of this disclosure and requested that Rowles furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. (A copy of the Rowles letter addressed to the Commission will be filed by amendment to this Form 8-K within 10 business days.)

     (b)  New independent accountants.

     (i) On the date of dismissal of Rowles, the Registrant engaged Stegman & Company as independent accountants for the fiscal year ending December 31, 2000.

     (ii) Prior to the appointment of Stegman & Company, the Registrant did not engage or consult with Stegman & Company regarding any of the matters described in Item 304(a)(2) of Regulation S-K.

                                       2
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Item 7.  Final Statements, Pro Forma Final Information and Exhibits.
-------  -----------------------------------------------------------

         (c) Exhibits

             Exhibit 16. Letter of Rowles & Company. LLP regarding a change in accountants.


                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 23, 2000                  Annapolis National Bancorp, Inc.


                                       By:  /s/ Margaret Theiss Faison
                                            ------------------------------
                                            Margaret Theiss Faison
                                            Chief Financial Officer and
                                            Treasurer

                                       3


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                                 Exhibit Index

Exhibit No.                     Description                 Sequential Page No.
-----------                     -----------                 -------------------
   (16)                 Letter regarding change in                   5
                          independent accountant

                                       4